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FHLBI Update 2012 Regional Member Meeting Milton J. Miller President - CEO presented by

 FHLBI Performance Results  FHLB System Performance  Regulatory Reform Update Agenda 3

Six Months Six Months Ended Ended % Change $ in millions 6/30/2012 6/30/2011 '12 v. '11 Net Interest Income* $120 $114 5% Other Income (Loss), Net (6) (26) -77% Other Expenses 30 27 11% Income Before Assessments 84 61 38% Assessments 9 17 -47% Net Income $75 44 70% *After provision for credit losses Earnings Update 4

FHLBI Dividend vs. LIBOR


FHLBI Dividend minus 3-month LIBOR
6%
5%
4%
3%
2%
1%
0%
3.0%
2.5%
2.0%
1.5%
1.0%
0.5%
0.0%
FHLBI Dividend
3-Month LIBOR
1Q 2Q 3Q 4Q
2008
1Q 2Q 3Q 4Q
2009
1Q 2Q 3Q 4Q
2010
1Q 2Q 3Q 4Q
2011
1Q 2Q
2012

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Retained Earnings 6 2010 2011 2012 $373 $351 $396 $427 $437 $451 $472 $498 $527 $549 $0 $100 $200 $300 $400 $500 $600 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 $ in millions Current retained earnings is 26% of GAAP capital. 47% Growth

Balance Sheet Highlights – Selected Asset Accounts 7 June 30 Dec 31 ($ in millions) 2012 2011 Amount Percent Cash and Short-term Investments 4,135$ 3,935$ 200$ 5% Advances 18,814 18,568 246 1% Mortgage Loans (MPP) 5,780 5,955 (175) (3)% MBS/ABS 7,580 7,281 299 4% Other Long-term Investments 3,722 4,500 (778) (17)% Total Assets 40,165$ 40,375$ (210)$ (1)% Increase (Decrease)

Balance Sheet Highlights – Selected Capital Accounts 8 June 30 Dec 31 ($ in millions) 2012 2011 Amount Percent Capital Stock 1,608$ 1,563$ 45$ 3% Mandatorily Redeemable Capital Stock 451 454 (3) (1)% Total Regulatory Capital Stock 2,059$ 2,017$ 42 2% Regulatory Capital 2,608$ 2,515$ 93$ 4% Regulatory Capital Ratio 6.5% 6.2% Increase (Decrease)

9 Total FHLBI Member Advances (at par) $10 $15 $20 $25 $30 2Q 20122011201020092008200720062005 $ in billions Insurance Companies 48% Depositories 52% By Sector Data per FHFA’s FHLB System membership files.

10 Total FHLBI Member Advances by Member Type (at par) $0 $5 $10 $15 $20 $25 $30 2Q 20122011201020092008200720062005 in billions Banks/Thrifts Credit Unions Insurance Companies Data per FHFA’s FHLB System membership files.

11 Advances Summary  Significant opportunities for locking in low rate funding and/or extending duration through restructuring  Continued growth prospects for insurance companies  Cautious optimism for moderate loan growth from depositories

MPP Growth 12 0 10 20 30 40 50 $0 $30 $60 $90 $120 Jan Feb Mar Apr May Jun Jul Aug Sep Oct Nov Dec Jan Feb Mar Apr May Jun Ne w Se lle rs Pu rch ases ($ in m illi on s) Monthly Purchases Cumulative New Sellers 2011 2012 MPP Advantage was actively launched in late 2010.

$0 $1 $2 $3 $4 $5 $6 $7 $8 1Q 10 2Q 10 3Q 10 4Q 10 1Q 11 2Q 11 3Q 11 4Q 11 1Q 12 2Q 12 New Balances 13 MPP Balance Outstanding $ in billions 2010 2011 2012 Legacy Balances $5.8

14 MPP Summary  Growing member participation  MPP Advantage popularity continues  Maintaining commitment to customer service  Keeping guidelines & pricing consistent  Selective bulk purchases

 The competitive round for 2011 had a 2:1 ratio of applications to awarded projects  Single AHP Round funded 23 projects with $12.5M in subsidy (596 affordable units)  Grants awarded include:  New construction of housing for seniors  Habitat for Humanity homes  Apartments for individuals with special needs  Transitional housing for young women aging out of foster care  $5.3M impacting 755 households were disbursed as part of our homeownership initiatives programs AHP 2011 Award Summary 15

Competitive AHP $9 M Homeownership Initiatives $5 M HOP NSA NIP 2012 AHP Allocation - $13.8 Million 16

18 Capital Performance 12.7% 10.5% 7.5% 7.5% 6.3% 6.1% 6.1% 5.6% 5.3% 4.6% 4.0% 2.6% 6.6% 0.0% 2.0% 4.0% 6.0% 8.0% 10.0% 12.0% 14.0% CHI SF IN NY CIN TOP BOS DAL SEA DSM ATL PIT SYS Return on Average Equity June 30 YTD Annualized

19 Well Capitalized as of 6.30.12 11.4% 8.3% 8.2% 6.8% 6.5% 5.9% 5.8% 5.7% 5.6% 5.4% 5.1% 5.0% 6.8% 0.0% 2.0% 4.0% 6.0% 8.0% 10.0% 12.0% SF BOS SEA PIT IN CIN CHI DSM NY ATL TOP DAL SYS Regulatory Capital Ratios

Growth in Advances 20 23.5% 9.8% 9.5% 5.0% 3.3% 2.2% 1.9% 1.3% -0.1% -5.9% -15.3% -17.7% 0.1% -30% -20% -10% 0% 10% 20% 30% CIN PIT NY BOS CHI DAL TOP IN DSM ATL SEA SF SYS June 2011 June 2012

Increased Regulatory and OF Expense 21 $ in millions FHFA & OF expenses per the FHLB Call Report System. $0 $1 $2 $3 $4 $5 $6 $7 $0 $20 $40 $60 $80 $100 $120 $140 2006 2007 2008 2009 2010 2011 System IN

Regulatory Reform - Fannie & Freddie 22  Losses have moderated  Recognized need for mortgage liquidity  Not a crisis  Competing interests  No clear path FHLB Position…

FHLB System Summary 23  Advance demand is returning  Capital is strong and growing  OTTI charges on PLMBS are down significantly having less impact on earnings vs. prior 3 years  While earnings remain strong, FHLBs are challenged by growing operating expenses to meet business and regulatory needs  System earned $1.3B in first half of 2012

 Strong core earnings  Solid regulatory capital position  Growing retained earnings  Dividends well above LIBOR  Successful MPP Advantage  Fulfilling mission in support of housing and economic development  Maintaining high level of customer service to support your business needs FHLBI Performance Highlights 24

Questions? Safe Harbor Statement This presentation contains forward-looking statements concerning plans, objectives, goals, strategies, future events or performance, which are not statements of historical fact. The forward-looking statements contained in this release reflect our current beliefs and expectations. Actual results or performance may differ materially from what is expressed in the forward-looking statements. You are referred to the documents filed by us with the SEC, specifically reports on Form 10-K and Form 10-Q including risk factors that could cause actual results to differ from forward-looking statements. These reports are available at www.sec.gov. The financial information contained within this presentation is unaudited.